UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                     _____

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (date of earliest event reported)
                                November 1, 2006

                       Permanent Funding (No. 2) Limited
                       ---------------------------------
                 (Exact name of Registrant as specified in its charter)

England and Wales                   333-137495                     N/A
----------------                    ---------                     -----

 (State or other                  (Commission                 (IRS Employer
   jurisdiction                    File Number)                ID Number)
of incorporation)

35 Great St. Helen's, London, United
              Kingdom                                         EC3A 6AP
-------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number,including area code:        +44 (0)20 7398-6300
                                                          ---------------------


                                   No Change
 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Not applicable.

        (d)    Exhibits:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
----------     ----------------------------------------------------------------

1.1            Underwriting Agreement
4.1.1          Master Intercompany Loan Agreement
4.2.1          Mortgages Trust Deed
4.2.2          Controlling Beneficiary Deed
4.3.1          Amended and Restated Mortgage Sale Agreement
4.4.1          Master Issuer Deed of Charge
4.5.1          Funding 2 Deed of Charge
4.6.1          Trust Deed
4.7            Paying Agent and Agent Bank Agreement
4.8            Amended and Restated Cash Management Agreement
4.9            Master Issuer Cash Management Agreement
4.10           Amended and Restated Servicing Agreement
4.11           Post-Enforcement Call Option Agreement
4.12           Bank Account Agreement
4.13           Master Issuer Bank Account Agreement
4.14           Seller Mortgages Trust Assignment Agreement
10.1           Funding 2 Guaranteed Investment Contract
10.2           Funding 2 Swap Agreement
10.3           Master Issuer US Dollar Currency Swap Agreements
10.4           Master Issuer Euro Currency Swap Agreements
10.5           Funding 2 Start-up Loan Agreement
10.6           Master Issuer Master Definitions and Construction Schedule
10.7           Master Issuer Definitions and Construction Schedule
10.8           Corporate Services Agreement
10.9           Master Issuer Corporate Services Agreement
10.10          Amended and Restated Mortgages Trustee GIC
10.11          Master Issuer Canadian Dollar Currency Swap Agreement

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PERMANENT FUNDING (NO. 2) LIMITED,

                                    By: /s/ David Balai
                                        ----------------------
                                        Name: David Balai
                                        Title:   Director

Dated:  November 1, 2006
        ------------------

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.    DESCRIPTION OF EXHIBIT
----------     ----------------------------------------------------------------

1.1            Underwriting Agreement
4.1.1          Master Intercompany Loan Agreement
4.2.1          Mortgages Trust Deed
4.2.2          Controlling Beneficiary Deed
4.3.1          Amended and Restated Mortgage Sale Agreement
4.4.1          Master Issuer Deed of Charge
4.5.1          Funding 2 Deed of Charge
4.6.1          Trust Deed
4.7            Paying Agent and Agent Bank Agreement
4.8            Amended and Restated Cash Management Agreement
4.9            Master Issuer Cash Management Agreement
4.10           Amended and Restated Servicing Agreement
4.11           Post-Enforcement Call Option Agreement
4.12           Bank Account Agreement
4.13           Master Issuer Bank Account Agreement
4.14           Seller Mortgages Trust Assignment Agreement
10.1           Funding 2 Guaranteed Investment Contract
10.2           Funding 2 Swap Agreement
10.3           Master Issuer US Dollar Currency Swap Agreements
10.4           Master Issuer Euro Currency Swap Agreements
10.5           Funding 2 Start-up Loan Agreement
10.6           Master Issuer Master Definitions and Construction Schedule
10.7           Mster Issuer Definitions and Construction Schedule
10.8           Corporate Services Agreement
10.9           Master Issuer Corporate Services Agreement
10.10          Amended and Restated Mortgages Trustee GIC
10.11          Master Issuer Canadian Dollar Currency Swap Agreement